As filed with the Securities and Exchange Commission on December 11, 2000
                                                     Registration No. 333-34922

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------

                               AMENDMENT NO. 5 TO
                                   FORM S-4

                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                                ---------------
                           TradeStation Group, Inc.
            (Exact Name of Registrant as Specified in Its Charter)
                                ---------------

              FLORIDA                             6211                       65-0977576
  (State or other jurisdiction of     (Primary Standard Industrial        (I.R.S. Employer
   incorporation or organization)      Classification Code Number)     Identification Number)

                                ---------------
                           8700 West Flagler Street
                             Miami, Florida 33174
                                (305) 485-7000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ---------------
                                William R. Cruz
            Co-Chairman of the Board and Co-Chief Executive Officer
                           8700 West Flagler Street
                             Miami, Florida 33174
                                (305) 485-7000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:


          Alan D. Axelrod, Esq.              Leonard H. Bloom, Esq.
       Bilzin Sumberg Dunn Baena Price          Broad and Cassel
              & Axelrod LLP               201 South Biscayne Boulevard
      2500 First Union Financial Center            Suite 3000
           Miami, Florida 33131-2366          Miami, Florida 33131
         Telephone No. (305) 374-7580     Telephone No. (305) 373-9400
          Facsimile No. (305) 374-7593    Facsimile No. (305) 995-6428


                                ---------------
       Approximate Date of Commencement of Proposed Sale to the Public:
As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                          Proposed Maximum    Proposed Maximum
           Title of Each Class             Amount to be    Offering Price        Aggregate            Amount of
     of Securities to be Registered       Registered(1)     Per Share(2)     Offering Price(2)   Registration Fee(3)
--------------------------------------------------------------------------------------------------------------------
Common Stock par value $0.01 per share     44,364,215          $ 2.00           $88,728,430            $23,424
====================================================================================================================

(1) Represents the maximum number of shares of common stock of the Registrant expected to be issued to holders of common stock of Omega Research, Inc. and onlinetradinginc.com corp. pursuant to the merger and reorganization described herein.
(2) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rules 457(c) and 457(f) under the Securities Act as $2.00 (the average of the high and low sale prices per share of common stock of Omega Research, Inc. as reported on The Nasdaq National Market System on December 8, 2000) multiplied by 44,364,215 (the number of shares being registered).
(3) Calculated by multiplying the proposed maximum aggregate offering price for all securities to be registered by .000264. A filing fee of $48,205 was previously paid in connection with Registrant's Registration Statement on Form S-4 filed with the Commission on April 17, 2000. Pursuant to Rule 457(b), no amount is remitted herewith, since the previously paid filing fee exceeds the fee required to be paid in connection with the filing of this Registration Statement.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Except for Item 21 of Part II to this Registration Statement, there are no other changes to Amendment No. 4 to Registration Statement No. 333-34922 on Form S-4 filed with the Commission on December 11, 2000.

Item 21. Exhibits and Financial Statement Schedules

     (a) Exhibits

 Exhibit
 Number    Description
--------   ----------------------------------------------------------------------------------------
 2.1       Agreement and Plan of Merger and Reorganization dated as of January 19, 2000 by and among Omega Research, Inc., onlinetradinginc.com corp., TradeStation Group, Inc., Omega
           Acquisition Corporation and Onlinetrading Acquisition Corporation, together with the following exhibit thereto: (i) Form of Omega Affiliate Agreement; (ii) Form of Online
           Affiliate Agreement; (iii) Form of Employment Agreement; and (iv) Form of Non-
           Competition and Non-Disclosure Agreement (attached as part of Appendix A to the joint proxy statement/prospectus contained in this registration statement)

 Exhibit
 Number    Description
--------   --------------------------------------------------------------------------------------------
  2.2      First Amendment to Agreement and Plan of Merger and Reorganization effective March 7,
           2000 among Omega Research, Inc., onlinetradinginc.com corp., TradeStation Group, Inc.,
           Omega Acquisition Corporation and Onlinetrading Acquisition Corporation, Second
           Amendment to Agreement and Plan of Merger and Reorganization dated as of July 19, 2000 by and among Omega Research, Inc., onlinetradinginc.com corp., TradeStation Group, Inc.,
           Omega Acquisition Corporation and Onlinetrading Acquisition Corporation and Third
           Amendment to Agreement and Plan of Merger and Reorganization dated as of
           September 21, 2000 by and among Omega Research, Inc., onlinetradinginc.com corp.,
           TradeStation Group, Inc., Omega Acquisition Corporation and Onlinetrading Acquisition
           Corporation (attached as part of Appendix A to the joint proxy statement/prospectus contained in this registration statement)
  2.3      Form of Omega Research Shareholder Agreement dated January 19, 2000 among
           TradeStation Group, Inc., onlinetradinginc.com corp. and each applicable Omega Research,
           Inc. shareholder (attached as Appendix B to the joint proxy statement/prospectus contained in this registration statement)
  2.4      Form of OnlineTrading.com Shareholder Agreement dated January 19, 2000 among
           TradeStation Group, Inc., Omega Research, Inc. and each applicable OnlineTrading.com shareholder (attached as Appendix C to the joint proxy statement/prospectus contained in this registration statement)
  2.5      Omega Research Stock Option Agreement dated January 19, 2000 between Omega
           Research, Inc. and onlinetradinginc.com corp. (attached as Appendix D to the joint proxy statement/prospectus contained in this registration statement)
  2.6      OnlineTrading.com Stock Option Agreement dated January 19, 2000 between Omega
           Research, Inc. and onlinetradinginc.com corp. (attached as Appendix E to the joint proxy statement/prospectus contained in this registration statement)
  3.1      TradeStation Group's Articles of Incorporation, as amended ooo
  3.2      TradeStation Group's Bylaws oo
  4.1      Form of Specimen Certificate for TradeStation Group's Common Stock++++
  4.2      Voting Trust Agreement dated January 19, 2000 by and among certain shareholders of each of Omega Research, Inc. and onlinetradinginc.com corp. and Marc J. Stone, as voting trustee
           (attached as Appendix F to the joint proxy statement/prospectus contained in this registration statement)
  5.1      Opinion of Bilzin Sumberg Dunn Baena Price & Axelrod LLP regarding the legality of the securities being issued (filed herewith)
  8.1      Opinion of Bilzin Sumberg Dunn Baena Price & Axelrod LLP regarding certain tax matters+++
  8.2      Opinion of Broad and Cassel regarding certain tax matters+++
 10.1      Letter Agreement dated January 19, 2000 from onlinetradinginc.com corp. to and accepted by Andrew A. Allen (attached as Appendix G to the joint proxy statement/prospectus contained in this registration statement)
 10.2      Omega Research, Inc. Amended and Restated 1996 Incentive Stock Plan, as amended through August 13, 1999 (incorporated by reference to Exhibit 10.1 to Omega Research Inc.'s
           Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999)*
 10.3      Omega Research, Inc. 1997 Nonemployee Director Stock Option Plan, as amended++
 10.4      Software License, Maintenance and Development Agreement between Dow Jones Markets,
           Inc. and Omega Research, Inc. as amended (TradeStation Agreement)+
 10.5      Software License, Maintenance and Development Agreement between Dow Jones Markets,
           Inc. and Omega Research, Inc.(SuperCharts Agreement)+

 Exhibit
 Number    Description
--------   --------------------------------------------------------------------------------------------
10.6       Standard Office Building Lease between 8700 Flagler, Ltd. and Omega Research, Inc., as amended by Memorandum of Commencement Date+
10.7       Form of Indemnification Agreement+
10.8       S Corporation Tax Allocation and Indemnification Agreement o
10.9       Omega Research, Inc. 1997 Employee Stock Purchase Plan, as amended by Amendment to
           Omega Research 1997 Employee Stock Purchase Plan (incorporated by reference to Exhibit
           10.1 to Omega Research Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended
           September 30, 1998)*
10.10      Form of non-competition agreement+
10.11      Letter Agreement dated October 27, 1997 from Dow Jones Markets, Inc. to Omega
           Research, Inc.++
10.12      Sublease (for fourth floor of 8700 Flagler Building) and Modification of Lease Agreement
           (incorporated by reference to Exhibit 10.11 to Omega Research, Inc.'s Annual Report on
           Form 10-K for the fiscal year ended December 31, 1998)
10.13      Second Modification of Lease Agreement, dated January 31, 2000, between Nationwide
           Theaters West Flagler, L.L.C. and Omega Research, Inc. (incorporated by reference to
           Exhibit 10.12 to Omega Research, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1999)
10.14      Office/Showroom/Warehouse Lease Agreement dated June 12, 1996 between Springcreek
           Place Ltd. and Window on WallStreet Inc. (then named MarketArts, Inc.), as amended by
           Addendum to Lease dated October 12, 1998, and as further amended by Addendum to
           Lease dated May 28, 1999 (incorporated by reference to Exhibit 10.13 to Omega Research,
           Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1999)
10.15      Lease Agreement, dated November 16, 1999, between Fairfax Boca 92, L.P. and Omega
           Research, Inc. (incorporated by reference to Exhibit 10.14 to Omega Research, Inc.'s Annual
           Report on Form 10-K for the fiscal year ended December 31, 1999)
10.16      Promissory Note dated November 22, 2000 between Omega Research, Inc., as borrower, and
           Bank of America, N.A. oooo
10.17      Limited Guaranty dated November 22, 2000 between Rafael L. Cruz and Guillermo R. Cruz, as guarantors, and Bank of America, N.A. oooo
23.1       Consent of Arthur Andersen LLP, Independent Certified Public Accountants, with respect to
           Omega Research, Inc.'s consolidated financial statements oooo
23.2       Consent of Arthur Andersen LLP, Independent Certified Public Accountants, with respect to
           OnlineTrading.com's financial statements oooo
23.3       Consent of Ahearn Jasco + Company, P.A., Independent Auditors, with respect to
           OnlineTrading.com's financial statements oooo
23.4       Consent of Arthur Andersen LLP, Independent Certified Public Accountants, with respect to
           TradeStation Group, Inc.'s balance sheet oooo
23.5       Consent of Bilzin Sumberg Dunn Baena Price & Axelrod LLP (included in Exhibit 5.1 and
           Exhibit 8.1)
23.6       Consent of Broad and Cassel (included in Exhibit 8.2)
24.1       Power of Attorney oo
99.1       Opinion of FleetBoston Robertson Stephens Inc. (attached as Appendix H to the proxy statement/prospectus contained in this registration statement)
99.2       Consent of FleetBoston Robertson Stephens Inc. oooo
99.3       Opinion of Raymond James & Associates, Inc. (attached as Appendix I to the joint proxy statement/prospectus contained in this registration statement)
99.4       Consent of Raymond James & Associates, Inc. oooo

 Exhibit
 Number    Description
--------   ---------------------------------------------------------------
 99.5      Form of Proxy Card of Omega Research, Inc. oooo
 99.6      Form of Proxy Card of OnlineTrading.com Corp. oooo


----------------



+           Previously filed as part of Registration Statement No. 333-3207 on Form S-1 of Omega Research, Inc. filed with the
            Commission on July 25, 1997.
o           Previously filed as part of Amendment No.1 to Registration Statement No. 333-3207 of Omega Research, Inc. filed with the Commission on August 25, 1997.
++          Previously filed as part of Annual Report on Form 10-K of Omega Research, Inc. for the fiscal year ended
            December 31, 1997.
oo          Previously filed as part of Registration Statement No. 333-34922 on Form S-4 of TradeStation Group, Inc. (formerly known as OnlineTrading.com Group, Inc.) filed with the Commission on April 17, 2000.
+++         Previously filed as part of Amendment No. 1 to Registration Statement No. 333-34922 on Form S-4 of TradeStation
            Group, Inc. (formerly known as OnlineTrading.com Group, Inc.) filed with the Commission on June 5, 2000.
ooo         Previously filed as part of Registration Statement No. 333-34922 on Form S-4 of TradeStation Group, Inc. (formerly known as OnlineTrading.com Group, Inc.) filed with the Commission on April 17, 2000, except for the Second Articles of Amendment to Articles of Incorporation previously filed as part of Amendment No. 3 to Registration Statement
            No. 333-34922 on Form S-4 of TradeStation Group, Inc. filed with the Commission on November 21, 2000.
++++        Previously filed as part of Amendment No. 3 to Registration Statement No. 333-34922 on Form S-4 of TradeStation
            Group, Inc. filed with the Commission on November 21, 2000.
oooo        Previously filed as part of Amendment No. 4 to Registration Statement No. 333-34922 on Form S-4 of TradeStation Group,
            Inc. filed with the Commission on December 11, 2000.
*           Indicates a management contract or compensatory plan or arrangement.


     (b) Financial Statement Schedules:

       Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, TradeStation Group certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 5 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, Florida on December 11, 2000.


                                        TRADESTATION GROUP, INC.

                                        By: /s/ William R. Cruz
                                            -------------------------------
                                              William R. Cruz
                                              Co-Chairman of the Board and
                                              Co-Chief Executive Officer

                                        By: /s/ Ralph L. Cruz
                                            -------------------------------
                                              Ralph L. Cruz
                                              Co-Chairman of the Board and
                                              Co-Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to Registration Statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                         Title                        Date
--------------------------   ---------------------------------   ------------------
*                            Co-Chairman of the Board and        December 11, 2000
--------------------------    Co-Chief Executive Officer
William R. Cruz               (Co-Principal Executive Officer)

*                            Co-Chairman of the Board and        December 11, 2000
--------------------------    Co-Chief Executive Officer
Ralph L. Cruz                 (Co-Principal Executive Officer)

/s/ Salomon Sredni           Chief Operating Officer,            December 11, 2000
--------------------------    President and Director
Salomon Sredni                (Principal Operating Officer)

*                            Chief Financial Officer,            December 11, 2000
--------------------------    Vice President of
Gregg F. Stewart              Finance and Treasurer
                              (Principal Financial and
                              Accounting Officer)

----------------

*By: /s/ Salomon Sredni
    --------------------------
    Salomon Sredni
    Attorney-in-Fact

                                 EXHIBIT INDEX


 Exhibit
 Number    Description
--------   --------------------------------------------------------------------------------------------
 5.1       Opinion of Bilzin Sumberg Dunn Baena Price & Axelrod LLP regarding the legality of the securities being issued